Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

Inappropriate risk-taking with respect to incentive compensation is further discouraged under the terms of the Company’s compensation Clawback Policy, adopted by the Board of Directors in 2025. Under the policy, in the event of an accounting restatement resulting from material noncompliance by the Company with its financial reporting requirements under federal securities laws, incentive compensation paid to the Company’s executive officers during the three completed fiscal years preceding a restatement is subject to recoupment to the extent that it exceeded the amount that would have been received by the executive had such compensation been determined based on the amounts in the restated financial statements.